Prime Credit Card Master Trust					13-May-03
					02:59 PM
Settlement Statement
-	-	--

Distribution Date:					15-May-03

Monthly Period:		April, 2003
		06-Apr-03
		03-May-03

(i) Collections					$353,862,895
Finance Charge					37,631,050
Principal					316,231,844

(ii) Investor Percentage - Principal Collections					03-May-03

	Series 2000-1				24.5%
	A				20.6%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				24.5%
	A				20.6%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-May-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-May-03

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-May-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$3,078,566.72
	A				$2,585,944.33
	B				246,311.20
	C				246,311.20

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			03-May-03		$2,053,516,719.33
Principal Receivables in Trust					$1,952,771,189.08

(xii) Invested Amount			03-May-03

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					10.231%
Finance Charge Receivables Factor					4.906%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			89.90%	$1,726,210,546
	30 days			4.54%	$87,204,848
	60 days			1.48%	$28,397,693
	90 days			0.97%	$18,620,739
	120 days			0.86%	$16,594,998
	150 days			0.81%	$15,633,544
	180 days+			1.44%	$27,648,843
	Total			100.00%	$1,920,311,211

	Balance in Principal Funding Account			3-May-03	$0

Last Updated on 5/15/03
By Federated User